SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 28, 2004

Hudson Highland Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Third Avenue, New York, New York 10017
(Address of principal executive offices, including zip code)

212-351-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 2.02.    Results of Operations and Financial Condition.

        On October 28, 2004, Hudson Highland Group, Inc. issued a press release announcing its financial results for the quarter and nine months ended September 30, 2004. A copy of such press release is furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements None.

(b)	Pro Forma Financial Information. None.

(c)	Exhibits

99.1	Press Release of Hudson Highland Group, Inc. issued on October 28, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC. (Registrant)
Dated: October 28, 2004	By:	/s/ RICHARD W. PEHLKE
RICHARD W. PEHLKE Executive Vice President and Chief Financial Officer

Hudson Highland Group, Inc.
Current Report on Form 8-K

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Hudson Highland Group, Inc. issued on October 28, 2004.

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